HERITAGE EQUITY FUNDS
     SUPPLEMENT DATED MARCH 26, 1999 TO THE PROSPECTUS DATED JANUARY 4, 1999


                               GROWTH EQUITY FUND

      Effective April 1, 1999, Mr. Ashi Parikh, Managing Director and Portfolio Manager for the large capitalization Growth Equity Program at Eagle Asset Management, Inc. ("Eagle"), is the portfolio manager for the Heritage Series Trust - Growth Equity Fund. Mr. Parikh joined Eagle from Bank One Investment Advisors, Inc. where he was Managing Director of their Growth Equity Team and lead manager for the One Group Large Company Growth Fund and the One Group Growth Opportunities Fund. He joined Bank One Corporation in 1992 and Bank One Investment Advisors in 1994.


                                VALUE EQUITY FUND

      At its February 26, 1999 meeting, the Board of Trustees approved the appointment of Osprey Partners Investment Management, LLC to serve as an additional subadviser to Heritage Series Trust - Value Equity Fund. This appointment is subject to shareholder approval at a Special Shareholders Meeting to be held on or about May 14, 1999. Thus, the following information is added immediately before the last paragraph in the section titled "Subadvisers" on page 20:

            If approved by the shareholders, Osprey Partners Investment Management, LLC ("Osprey"), Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702, will serve as an additional subadviser to the Value Equity Fund. Heritage Asset Management, Inc., the Fund's manager, initially intends to allocate all of the Fund's assets to Osprey. As of February 26, 1999, Osprey had approximately $2 billion of assets under its discretionary management.

            Osprey would manage the Value Equity Fund through an investment committee using a value-oriented investment style. The investment committee would use an investment strategy focusing on:

      o employing a bottom-up approach with in-depth research focusing on company fundamentals

      o selecting undervalued stocks with low price/earnings ratios, high dividend yields, low debt to total capital ratios, significant operating cash flow and excellent prospects for growth

      o identifying financially strong, well-managed companies with market leading domestic and global products.

            The investment committee anticipates including the stocks of approximately 30 to 50 issuers in the Value Equity Fund's portfolio. Under normal conditions, each of these companies will have a market capitalization of at least $1 billion at the time of purchase.